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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) September 1, 2000
                                                         -----------------

                                    NQL INC.
                                    --------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


              0-10558                            33-0887356
              -------                            ----------
      (Commission File Number)      (IRS Employer Identification Number)


2722 SOUTH FAIRVIEW STREET, SANTA ANA, CALIFORNIA                  92704
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    (Address of Principal Executive Offices)                     (Zip Code)


                                  714-641-6500
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


                               ALPHA MICROSYSTEMS
                               ------------------
         (Former Name or Former Address, If Changed Since Last Report.)

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ITEM 5.  OTHER EVENTS.

        On September 1, 2000, Alpha Microsystems, a California corporation ("Alpha Microsystems") which has been doing business as AlphaServ.com, merged (the "Reincorporation Merger") with and into its wholly owned subsidiary, NQL Inc., a Delaware corporation ("NQL") for the purposes of reincorporating in Delaware and changing its name to NQL Inc. The Reincorporation Merger was accomplished pursuant to the Agreement and Plan of Merger dated August 18, 2000 and incorporated hereto as Exhibit 2.1 (the "Merger Agreement").

        NQL will not assume the name "Alpha Microsystems", but will continue to use "NQL Inc." After appropriate action by NASDAQ, NQL will begin trading under the symbol "NQLI".

        NQL is the surviving corporation of the Reincorporation Merger and, upon its effectiveness, succeeded to all of the assets, rights, powers and property, and became subject to all the debts, liabilities, and obligations of Alpha Microsystems as constituted immediately prior to the Reincorporation Merger. NQL is subject to all actions previously taken by its and Alpha Microsystems' Board of Directors. The Restated Certificate of Incorporation, Certificate of Designations of Rights and Preferences of Preferred Stock and the Amended and Restated Bylaws of NQL are hereby incorporated as Exhibits 3.1, 3.2 and 3.3 respectively.

        The Reincorporation Merger was duly authorized by the shareholders of Alpha Microsystems on August 9, 2000, and by the sole stockholder of NQL. Prior to the Reincorporation Merger, NQL had only nominal assets and had not conducted any business. The Reincorporation Merger and resulting reincorporation in Delaware did not result in any change in Registrant's business, assets or liabilities, did not cause Registrant's principal executive offices to be moved and did not result in any relocation of management or other employees.

        Pursuant to the Merger Agreement, each share of Alpha Microsystems' stock issued and outstanding immediately prior to the Reincorporation Merger was automatically converted in the following manner: (a) each share of Alpha Microsystems' Common Stock, no par value, was converted into and exchanged for one share of NQL's Common Stock, par value $.001 per share, (b) each share of Alpha Microsystems' Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, was converted into and exchanged for one share of NQL's Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock, par value $.001 per share, (c) each share of Alpha Microsystems' Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, was converted into and exchanged for one share of NQL's Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock, par value $.001 per share, (d) each share of Alpha Microsystems' Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, was converted into and exchanged for one share of NQL's Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock, par value $.001 per share, (e) each share of Alpha Microsystems' Class C1 Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, was converted and exchanged for one share of NQL's Class C1 Cumulative, Redeemable and Exchangeable Preferred Stock, par value $.001 per share, (f) each share of Alpha Microsystems' Class D Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, was converted into and exchanged for one share of NQL's Class D Cumulative, Redeemable and Exchangeable Preferred Stock, par value $.001 per share, (g) each share of Alpha Microsystems' Class E Cumulative, Redeemable and Exchangeable Preferred Stock, no par value, was converted into and exchanged for one share of NQL's Class E Cumulative, Redeemable and Exchangeable Preferred Stock, par value $.001 per share and (h) each share of Alpha Microsystems' California Voting Preferred Stock, no par value, was converted into and exchanged for one share of NQL's Voting Preferred Stock, par value $.001 per share.

        Shareholders are not required to undertake a mandatory exchange of their shares. Certificates representing shares in Alpha Microsystems automatically represent an equal number of shares in NQL.

        Pursuant to the Merger Agreement, each outstanding option or right to acquire shares of Common Stock of Alpha Microsystems was converted into an option or right to acquire an equal number of shares of Common Stock of NQL, under the same terms and conditions as the original options or rights. There were no outstanding options or rights to acquire any Preferred Stock of Alpha Microsystems. All of Alpha Microsystems' employee benefit plans, including the 1993 Employee Stock Option Plan, the Employee Stock Purchase Plan and the 1998 Stock Option and Award Plan have been adopted by and will continue under NQL.


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        NQL is a successor of Alpha Microsystems and is deemed to have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 pursuant to Rule 12g-3(a).

ITEM 7. EXHIBITS


         Exhibit No.                           Item
         -----------                           ----
             2.1        Agreement and Plan of Merger of NQL Inc., a Delaware
                        corporation and Alpha Microsystems, a California
                        corporation dated August 18, 2000.

             3.1        Restated Certificate of Incorporation of NQL Inc., a
                        Delaware corporation.

             3.2        Certificate of Designations of Rights and Preferences of
                        Class A1 Cumulative, Redeemable and Exchangeable
                        Preferred Stock, Class A2 Cumulative, Redeemable and
                        Exchangeable Preferred Stock, Class B1 Cumulative,
                        Redeemable and Exchangeable Preferred Stock, Class C1
                        Cumulative, Redeemable and Exchangeable Preferred Stock,
                        Class D Cumulative, Redeemable and Exchangeable
                        Preferred Stock, Class E Cumulative, Redeemable and
                        Exchangeable Preferred Stock and Voting Preferred Stock of NQL Inc., a Delaware corporation.

             3.3 Amended and Restated Bylaws of NQL Inc., a Delaware corporation.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        August 28, 2000               NQL Inc.,
                                      a Delaware corporation

                                      By: /s/ DOUGLAS J. TULLIO
                                          -------------------------------------
                                          Douglas J. Tullio,
                                          President and Chief Executive Officer



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